Exhibit 99.1

FORM OF LETTER OF TRANSMITTAL
ALION SCIENCE AND TECHNOLOGY CORPORATION

LETTER OF TRANSMITTAL
TO
TENDER FOR EXCHANGE
UP TO
$250,000,000 AGGREGATE PRINCIPAL AMOUNT
FOR
10 1/4% SENIOR NOTES DUE 2015
THAT HAVE BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON          , 2007 UNLESS EXTENDED (THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

Deliver to the Exchange Agent:

Wilmington Trust Company

By Registered or Certified Mail or Overnight Courier:	By Hand in Wilmington, DE:
Rodney Square North 1100 North Market Street Wilmington, DE 19890-1626 Attention: Alisha Clendaniel	Rodney Square North 1100 North Market Street Wilmington, DE 19890-1626 Attention: Alisha Clendaniel

By Facsimile Transmission:
(for Eligible Institutions Only)

Facsimile: 302-636-4139
Confirm by Telephone: 302-636-6470

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

The undersigned hereby acknowledges receipt and review of the prospectus dated April   , 2007 (the “Prospectus”), of Alion Science and Technology Corporation (“Alion”), a Delaware corporation, and this Letter of Transmittal, which together describe Alion’s offer (the “Exchange Offer”) to exchange $250,000,000 in aggregate principal amount of registered 10 1/4% Senior Notes Due 2015 (CUSIP Number 016275AF6) (the “Exchange Notes”) for a like aggregate principal amount of Alion’s issued and outstanding unregistered 10 1/4% Senior Notes Due 2015 (CUSIP Numbers 016275AE9/U01426AA0) (the “Outstanding Notes”) which were issued in a private offering on February 8, 2007 and which have certain transfer restrictions. The Outstanding Notes were issued and sold in reliance upon an exemption from registration under the Securities Act of 1933, as amended (“Securities Act”). Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

For each Outstanding Note accepted for exchange, the holder of such Outstanding Note will receive an Exchange Note having an aggregate principal amount equal to that of the surrendered Outstanding Note. Alion reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term “expiration date” shall mean the latest date to which the Exchange Offer is extended. Alion shall give notice of any extension by giving oral, confirmed in writing, or written notice to the exchange agent and by making a public announcement by press release prior to 9:00 a.m., New York City time, on the first business day after the previously scheduled expiration date. The term “business day” shall mean any day that is not a Saturday, Sunday or day on which banks are authorized by law to close in the State of New York.

This Letter of Transmittal is to be used by a holder of Outstanding Notes if original Outstanding Notes, where available, are to be forwarded herewith. If tenders of Outstanding Notes are to be made by book-entry transfer to an account maintained by the exchange agent at The Depository Trust Company (the “book-entry transfer facility”) pursuant to the procedures set forth in the Prospectus under the caption “The Exchange Offer — Procedures for Tendering Outstanding Notes”, then a tendering holder of Outstanding Notes will become bound by the terms and conditions of this Letter of Transmittal in accordance with the procedures established under ATOP. Holders of Outstanding Notes whose Outstanding Notes are not immediately available, or who are unable to deliver their Outstanding Notes and all other documents required by this Letter of Transmittal to the exchange agent on or prior to the expiration date, or who are unable to complete the procedure for book-entry transfer on a timely basis, must exchange their Outstanding Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption “The Exchange Offer — Procedures for Tendering Outstanding Notes — Guaranteed Delivery.” See Instruction 2. Delivery of documents to the book-entry transfer facility does not constitute delivery to the exchange agent.

The term “holder” with respect to the Exchange Offer means any person (i) in whose name Outstanding Notes are registered on the books of Alion or any other person who has obtained a properly completed bond power from the registered holder or (ii) any person whose Outstanding Notes are held of record by the book-entry transfer facility who desires to deliver such notes by book-entry transfer at the book-entry transfer facility. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Outstanding Notes must complete this Letter of Transmittal in its entirety.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

List below the Outstanding Notes to which this Letter of Transmittal relates. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

DESCRIPTION OF OUTSTANDING NOTES TENDERED
Name(s) and Address(es) of Registered
Holder(s) Exactly as Name(s) Appear(s)	Principal			Aggregate
on Outstanding Notes.	Represented	Principal	Registered	Amount
(Please Fill in, if Blank)	Tendered**	Amount	Numbers(s)*	by Note(s)

* Need not be completed
** Unless otherwise indicated, any tendering holder of Outstanding Notes will be deemed to have tendered the entire aggregate principal amount represented by such Outstanding Notes. All tenders will be accepted only in minimum denominations equal to $2,000 or integral multiples of $1,000 in excess thereof.

☐	CHECK HERE IF TENDERED OUTSTANDING NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of registered holder(s) of Outstanding Notes:_ _

Date of execution of Notice of Guaranteed Delivery:_ _

Window ticket number (if available):_ _

Name of Eligible Institution that guaranteed delivery:_ _

DTC Book Entry Account number (if delivered by book-entry transfer):_ _

☐	CHECK HERE IF YOU ARE BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name:_ _

Address:_ _

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND YOU ARE RECEIVING EXCHANGE NOTES FOR YOUR OWN ACCOUNT IN EXCHANGE FOR OUTSTANDING NOTES THAT WERE ACQUIRED AS A RESULT OF MARKET MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES.

Name:_ _

Address:_ _

SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to Alion for exchange the principal amount of Outstanding Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Outstanding Notes tendered in accordance with this Letter of Transmittal, the undersigned hereby exchanges, assigns and transfers to Alion all right, title and interest in and to the Outstanding Notes tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the exchange agent, the agent and attorney-in-fact of the undersigned (with full knowledge that the exchange agent also acts as the agent of Alion in connection with the Exchange Offer) with respect to the tendered Outstanding Notes with full power of substitution to:

•	deliver such Outstanding Notes, or transfer ownership of such Outstanding Notes on the account books maintained by the book-entry transfer facility, to Alion and deliver all accompanying evidences of transfer and authenticity, and

•	present such Outstanding Notes for transfer on the books of Alion and receive all benefits and otherwise exercise all rights of beneficial ownership of such Outstanding Notes,

all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Outstanding Notes tendered hereby and to acquire the Exchange Notes issuable upon the exchange of such tendered Outstanding Notes, and that Alion will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are accepted for exchange by Alion.

The undersigned acknowledge(s) that this Exchange Offer is being made in reliance upon interpretations contained in no-action letters issued to third parties by the staff of the Securities and Exchange Commission (the “SEC”) to third parties in unrelated transactions. Based on those interpretations, the Company believes, that the Exchange Notes issued in exchange for the Outstanding Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than by an affiliate of Alion within the meaning of Rule 405 under the Securities Act or a broker-dealer who purchased Outstanding Notes exchanged for such Exchange Notes directly from Alion to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act), without compliance with the registration and Prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders’ business and such holders are not participating in, and have no arrangement with any person to participate in, the distribution of such Exchange Notes. The undersigned specifically represent(s) or warrants to Alion that:

•	any Exchange Notes acquired in exchange for Outstanding Notes tendered hereby are being acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not the undersigned;

•	the undersigned is not participating in, and has no arrangement with any person to participate in, the distribution of Exchange Notes;

•	neither the undersigned nor any such other person is an “affiliate” (as defined in Rule 405 of the Securities Act) of Alion, or if the undersigned is an affiliate, the undersigned will comply with the registration and prospectus delivery requirements of the Securities Act.

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a Prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. The undersigned acknowledges that if the undersigned is participating in the Exchange Offer for the purpose of distributing the Exchange Notes:

•	the undersigned cannot rely on SEC no-action letters, and, in the absence of an exemption therefrom, must comply with the registration and Prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Notes, in which case the registration statement must contain the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the Securities Act;

•	a broker-dealer that delivers such a Prospectus to purchasers in connection with such resales will be subject to certain of the civil liability provisions under the Securities Act and will be bound by the provisions of the registration rights agreement (including certain indemnification rights and obligations); and

•	a broker-dealer agrees that upon receipt of notice from Alion that the Prospectus or the Registration Statement contains an untrue statement of material fact or requires making additional statements in order to make the statement made therein not misleading in any material respect, such broker-dealer will immediately suspend the sale of Exchange Notes until Alion has delivered to the broker-dealer corrected prospectuses, filed any necessary amendment to the Registration Statement with the SEC and notified the broker-dealer it may resume sales.

The undersigned will, upon request, execute and deliver any additional documents deemed by the exchange agent or Alion to be necessary or desirable to complete the exchange, assignment and transfer of the Outstanding Notes tendered hereby, including the transfer of such Outstanding Notes on the account books maintained by the book-entry transfer facility.

For purposes of the Exchange Offer, Alion shall be deemed to have accepted for exchange validly tendered Outstanding Notes when, as and if Alion gives oral or written notice thereof to the exchange agent. Any tendered Outstanding Notes that are not accepted for exchange pursuant to the Exchange Offer for any reason will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under “Special Delivery Instructions” as promptly as practicable after the expiration date.

All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned’s heirs, personal representatives, successors and assigns.

The undersigned acknowledges that the acceptance of properly tendered Outstanding Notes by Alion pursuant to the procedures described under the caption “The Exchange Offer — Procedures for Tendering Outstanding Notes” in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and Alion upon the terms and subject to the conditions of the Exchange Offer.

Unless otherwise indicated under “Special Issuance Instructions,” please issue the Exchange Notes issued in exchange for the Outstanding Notes accepted for exchange, and return any Outstanding Notes not tendered or not exchanged, in the name(s) of the undersigned or in the case of book-entry transfer credit to the account maintained at DTC indicated above the Exchange Notes. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail or deliver the Exchange Notes issued in exchange for the Outstanding Notes accepted for exchange and any Outstanding Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both “Special Issuance Instructions” and “Special Delivery Instructions” are completed, please issue the Exchange Notes issued in exchange for the Outstanding Notes accepted for exchange in the name(s) of, and return any Outstanding Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned recognizes that Alion has no obligation pursuant to the “Special Issuance Instructions” and “Special Delivery Instructions” to transfer any Outstanding Notes from the name of the registered holder(s) thereof if Alion does not accept for exchange any of the Outstanding Notes so tendered for exchange.

(COMPLETE SUBSTITUTE FORM W-9)

SPECIAL ISSUANCE INSTRUCTIONS
(SEE INSTRUCTIONS 5 AND 6)

To be completed ONLY (i) if Outstanding Notes in a principal amount not tendered, or Exchange Notes issued in exchange for Outstanding Notes accepted for exchange, are to be issued in the name of someone other than the undersigned, or (ii) if Outstanding Notes tendered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at the book-entry transfer facility other than the account indicated above.

Issue Exchange Notes and/or Outstanding Notes to:

Name:
(Please print or type)

Address:
(include zip code)

(Tax identification or social security number)

Credit unexchanged Outstanding Notes delivered by book-entry transfer to the book-entry transfer facility set forth below:

Book-entry transfer facility account number:

SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 5 AND 6)

To be completed ONLY if Outstanding Notes in a principal amount not tendered, or Exchange Notes issued in exchange for Outstanding Notes accepted for exchange, are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown below the undersigned’s signature.

Mail or deliver Exchange Notes and/or Outstanding Notes to:

Name:
(Please print or type)

Address:
(include zip code)

(Tax identification or social security number)

IMPORTANT

PLEASE SIGN HERE
(COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

X

X
Signature(s) of Registered Holder(s) of Outstanding Note(s)

_ _, 2007

_ _, 2007
Date

(The above lines must be signed by the registered holder(s) of Outstanding Notes as name(s) appear(s) on the Outstanding Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Outstanding Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must set forth his or her full title below and, unless waived by Alion, submit evidence satisfactory to Alion of such person’s authority so to act. See Instruction 5 regarding the completion of this Letter of Transmittal, printed below.)

Name:

(Please print or type)

Capacity:

Address:
(Including Zip Code)

Area Code and Telephone Number:

SIGNATURE GUARANTEE
(see instructions 2 and 5)
Certain signatures must be guaranteed by an Eligible Institution.

Signature(s) guaranteed by an Eligible Institution:
(Authorized signature)

(Title)

(Name and Firm)

(Address, include zip code)

(Area code and telephone number)

Date: _ _, 2007

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS
OF THE EXCHANGE OFFER

1. Delivery of this Letter of Transmittal and Outstanding Notes or Book-Entry Confirmations. All physically delivered Outstanding Notes or any confirmation of a book-entry transfer to the exchange agent’s account at the book-entry transfer facility of Outstanding Notes tendered by book-entry transfer (a “book-entry confirmation”), as well as a properly completed and duly executed copy of this Letter of Transmittal (or facsimile hereof) or agent’s message (as defined in the Prospectus), and any other documents required by this Letter of Transmittal, must be received by the exchange agent at its address set forth herein prior to 5:00 p.m., New York City time, on the expiration date.

THE METHOD OF DELIVERY OF THE TENDERED OUTSTANDING NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER AND, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT THE HOLDER USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR OUTSTANDING NOTES SHOULD BE SENT TO ALION.

2. Guaranteed Delivery Procedures. Holders who wish to tender their Outstanding Notes and whose Outstanding Notes are not immediately available or who cannot deliver their Outstanding Notes, this Letter of Transmittal or any other documents required hereby to the exchange agent prior to the expiration date or who cannot complete the procedure for book-entry transfer on a timely basis and deliver an agent’s message (as defined in the Prospectus), must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in the Prospectus in “The Exchange Offer — Procedures for Tendering Outstanding Notes — Guaranteed Delivery. Pursuant to such procedures:

•	such tender must be made by or through a firm that is a participant in the Security Transfer Agents Medallion program or the Stock Exchange Medallion program, which is generally a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or a trust company having an office or correspondent in the United States or an “eligible guarantor institution” within the meaning of Rule 17Ad 15 under the Exchange Act (an “Eligible Institution”);

•	prior to the expiration date, the exchange agent must have received from an Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of the Outstanding Notes, the registered number(s) of such Outstanding Notes and the total principal amount of Outstanding Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Notice of Guaranteed Delivery date, this Letter of Transmittal (or facsimile hereof) properly completed and duly executed together with the certificates representing the Outstanding Notes in proper form for transfer (or a book-entry confirmation) and any other documents required hereby, must be deposited by the Eligible Institution with the exchange agent within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery; and

•	the certificates for all physically tendered Outstanding Notes, in proper form for transfer (or book-entry confirmation, as the case may be) and all other documents required hereby are received by the exchange agent within three New York Stock Exchange trading days after the Notice of Guaranteed Delivery.

ANY HOLDER OF OUTSTANDING NOTES WHO WISHES TO TENDER OUTSTANDING NOTES PURSUANT TO THE GUARANTEED DELIVERY PROCEDURES DESCRIBED ABOVE MUST ENSURE THAT THE EXCHANGE AGENT RECEIVES THE NOTICE OF GUARANTEED DELIVERY PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. See “The Exchange Offer — Procedures for Tendering Outstanding Notes — Guaranteed Delivery” section of the Prospectus.

3. Tender by Holder. Only a holder of Outstanding Notes may tender such Outstanding Notes in the Exchange Offer. Any beneficial holder of Outstanding Notes who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on his behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Outstanding Notes, either make appropriate arrangements to register ownership of the Outstanding Notes in such holder’s name or obtain a properly completed bond power from the registered holder.

4. Partial Tenders. Tenders of Outstanding Notes will be accepted only in minimum denominations equal to $2,000 or integral multiples of $1,000 in excess thereof. If less than the entire principal amount of any Outstanding Notes is tendered, the tendering holder should fill in the principal amount tendered in the third column of the box entitled “Description of Outstanding Notes Tendered” above. The entire principal amount of Outstanding Notes delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Outstanding Notes is not tendered, then Outstanding Notes for the principal amount of Outstanding Notes not tendered and Exchange Notes issued in exchange for any Outstanding Notes accepted will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Exchange Notes are accepted for exchange.

5. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal (or facsimile hereof) is signed by the record holder(s) of the Outstanding Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Outstanding Notes without alteration, enlargement or any change whatsoever. If this Letter of Transmittal (or facsimile hereof) is signed by a participant in the book-entry transfer facility, the signature must correspond with the name as it appears on the security position listing as the holder of the Outstanding Notes. If any of the Outstanding Notes are owned of record by two or more joint owners, then all such joint owners must sign this Letter of Transmittal.

If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of Outstanding Notes listed and tendered hereby and the Exchange Notes issued in exchange therefor are to be issued (or any untendered principal amount of Outstanding Notes is to be reissued) to the registered holder, the said holder need not and should not endorse any tendered Outstanding Notes, nor provide a separate bond power. In any other case, such holder must either properly endorse the Outstanding Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered holder(s) of any Outstanding Notes listed, such Outstanding Notes must be endorsed or accompanied by appropriate bond powers, in each case signed as the name of the registered holder(s) appears on the Outstanding Notes.

If this Letter of Transmittal (or facsimile hereof) or any Outstanding Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by Alion, evidence satisfactory to Alion of their authority to act must be submitted with this Letter of Transmittal including such opinions of counsel, certifications and other information Alion or the trustee under the Indenture of the Outstanding Notes may require.

Endorsements on Outstanding Notes or signatures on bond powers required by this Instruction 5 must be guaranteed by an Eligible Institution.

No signature guarantee is required if:

•	this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the Outstanding Notes tendered herein (or by a participant in the book-entry transfer facility whose name appears on a security position listing as the owner of the tendered Outstanding Notes) and the Exchange Notes are to be issued directly to such registered holder(s) (or, if signed by a participant in the book-entry transfer facility, deposited to such participant’s account at such book-entry transfer facility) and neither the box entitled “Special Delivery Instructions” nor the box entitled “Special Issuance Instructions” has been completed; or

•	such Outstanding Notes are tendered for the account of an Eligible Institution.

In all other cases, all signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by an Eligible Institution.

6. Special Issuance and Delivery Instructions. Tendering holders should indicate, in the applicable box(es), the name and address (or account at the book-entry transfer facility) to which Exchange Notes or substitute Outstanding Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. Certificates for Outstanding Notes not exchanged will be returned by mail or, if tendered by book-entry, Outstanding Notes not exchanged will be credited to the account maintained by the registered holder at the book-entry transfer facility.

7. Transfer Taxes. The undersigned will pay all transfer taxes, if any, including those applicable to the exchange of Outstanding Notes pursuant to the Exchange Offer. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes, if any, will be billed directly to such tendering holder.

8. Tax Identification Number. Federal income tax law requires that a U.S. holder of any Outstanding Notes that are accepted for exchange must provide Alion (as payor) with its correct taxpayer identification number (“TIN”), which, in the case of a U.S. holder who is an individual, generally is his or her social security number. If Alion is not provided with the TIN, the U.S. holder may be subject to a penalty imposed by the Internal Revenue Service (“IRS”) as further described in the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” (the “Guidelines”), and may result in backup withholding of 28% of any payments made to you pursuant to the Exchange Offer or thereafter. (If withholding results in an over-payment of taxes, a refund may be obtained). Certain U.S. holders (including, among others, corporations) may not be subject to these backup withholding and reporting requirements. See the enclosed Guidelines for additional instructions.

To prevent backup withholding, each tendering U.S. holder must provide such U.S. holder’s correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such U.S. holder is awaiting a TIN), and that the U.S. holder is not subject to backup withholding because:

•	the U.S. holder is exempt from backup withholding; or

•	the U.S. holder has not been notified by the IRS that such U.S. holder is subject to backup withholding as a result of failure to report all interest or dividends; or

•	the IRS has notified the U.S. holder that such holder is no longer subject to backup withholding.

In general, each non-U.S. holder must complete and submit the appropriate Form W-8 (which payor will provide upon request) signed under penalties of perjury, attesting to the appropriate status of the non-U.S. holder in order to prevent withholding (or, in certain circumstances, at a reduced rate). To the extent a non-U.S. holder does not submit the appropriate Form W-8 in a timely manner, U.S. federal income tax may be withheld at a rate of 30% on any payments made to you pursuant to the Exchange Offer or thereafter.

If the Outstanding Notes are registered in more than one name or are not in the name of the actual owner, see the enclosed Guidelines for information on which TIN to report.

Alion reserves the right in its sole discretion to take whatever steps are necessary to comply with Alion’ obligations regarding backup withholding.

To ensure compliance with requirements imposed by certain U.S. Treasury Regulations, notification is hereby given that any tax discussion or tax conclusions contained herein may be used solely for the matters addressed herein and cannot be used for the purposes of (i) the promoting, marketing or recommending to another person any tax-related matter, (ii) avoiding penalties imposed under the United States Internal Revenue Code or under U.S. Treasury Regulations. EACH HOLDER IS STRONGLY URGED TO SEEK ADVICE WITH RESPECT TO THE U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES OF THE TRANSACTIONS DISCUSSED HEREIN BASED ON ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

9. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Outstanding Notes will be determined by Alion in its sole discretion, which determination will be final and binding. Alion reserves the absolute right to reject any and all Outstanding Notes not properly tendered or any Outstanding Notes the acceptance of which would, in the opinion of Alion or its counsel, be unlawful. Alion also reserves the absolute right to waive any conditions of the Exchange Offer or defects or irregularities in tenders as to particular Outstanding Notes. The interpretation of the terms and conditions by Alion of the Exchange Offer (which includes this Letter of Transmittal and the instructions hereto) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as Alion shall determine. Neither Alion, the exchange agent nor any other person shall be under any duty to give notification of defects or irregularities with regard to tenders of Outstanding Notes nor shall any of them incur any liability for failure to give such information.

10. Waiver of Conditions. Alion reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus or this Letter of Transmittal.

11. No Conditional Tender. No alternative, conditional, irregular or contingent tender of Outstanding Notes or transmittal of this Letter of Transmittal will be accepted. Holders tendering Outstanding Notes by execution and delivery of this Letter of Transmittal or by the ATOP system waive any and all rights to receive notice of acceptance of their Original Notes for exchange.

12. Mutilated, Lost, Stolen or Destroyed Outstanding Notes. Any holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the exchange agent at the address indicated above for further instructions.

13. Requests for Assistance or Additional Copies. Requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the exchange agent at the address or telephone number set forth on the cover page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

14. Withdrawal. Tenders may be withdrawn only pursuant to the withdrawal rights set forth in the Prospectus under the caption “The Exchange Offer — Withdrawal of Tenders.”

IMPORTANT:  THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF (TOGETHER WITH THE OUTSTANDING NOTES DELIVERED BY BOOK-ENTRY TRANSFER OR IN ORIGINAL HARD COPY FORM) MUST BE RECEIVED BY THE EXCHANGE AGENT, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT, PRIOR TO THE EXPIRATION DATE.

PAYOR’S NAME:
SUBSTITUTE Form W-9	Part 1 — PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION NUMBER (“TIN”) IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social Security Number OR Employer Identification Number
Department of the Treasury Internal Revenue Service (“IRS”)	Part 2 — Certification Under penalties of perjury, I certify that:	Part 3 — Awaiting TIN ☐

Payor’s Request for TIN	(1) the number shown on this form is my correct TIN (or I am waiting for a number to be issued to me), and
(2) I am not subject to backup withholding because:
(a) I am exempt from backup withholding, or
(b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or
(c) the IRS has notified me that I am no longer subject to backup withholding, and I am a U.S. person (including a U.S. resident alien).

Payor’s Request for TIN	Certificate Instructions — You must cross out item(2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because you have failed to report all interest and dividends on your tax return.

	SIGNATURE_ _	DATE_ _

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER OR THEREAFTER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate United States Internal Revenue Service Center or Social Security Administration office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number on the Substitute Form W-9 (or its equivalent) or the appropriate Form W-8 (in the case of a non-U.S. holder) to the payor within 60 days, I will be subject to backup withholding tax of 28% (or 30% in the case of non-U.S. holders) of all reportable payments made to me thereafter until I provide a taxpayer identification number.

Signature:	_ _ Date:_ _, 2007

Name:

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

What Name and Number to Give the Requester

Name

Individual — If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, enter your first name, the last name shown on your Social Security card, and your new last name. If the account is in joint names, list first and then circle the name of the person or entity whose number you enter in Part 1 of the form.

Sole Proprietor — You must enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade or “doing business as” name on the “Business name” line.

Single-Member Limited Liability Company (LLC) — If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations § 301.7701-3, enter the owner’s name on the “Name” line. Enter the LLC’s name on the “Business name” line. Check the appropriate box for your filing status (sole proprietor, corporation, etc.), then check the box for “Other” and enter “LLC” in the space provided. A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Other Entities — Enter the “Business name” as shown on required federal income tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade or “doing business as” name on the “Business name” line.

Note:  You are requested to check the appropriate box for your status (individual, sole proprietor, corporation, etc.)

Taxpayer Identification Number (“TIN”)

You must enter your taxpayer identification number in the appropriate box. If you are a resident alien and you do not have and are not eligible to obtain a Social Security number, your TIN is your IRS individual taxpayer identification number (“ITIN”). Enter it in the Social Security number box. If you do not have an individual taxpayer identification number, see “How to Obtain a TIN” below. If you are a sole proprietor and you have an employer identification number (“EIN”), you may enter either your Social Security number (“SSN”) or your EIN. However, using your EIN may result in unnecessary notices to the requester, and the IRS prefers that you use your SSN. If you are a single-member LLC that is disregarded as an entity separate from its owner under Treasury regulations § 301.7701-3, and are owned by an individual, enter the owner’s Social Security number. If the owner of a disregarded LLC is a corporation, partnership, etc., enter the owner’s EIN. See the chart below on the last page for further clarification of name and TIN combinations.

SSNs have nine digits separated by two hyphens: i.e. 000-00-0000. EINs have nine digits separated by only one hyphen: i.e. 00-0000000.

How to Obtain a TIN

If you do not have a TIN, apply for one immediately. To apply for a Social Security number, obtain Form SS-5, Application for a Social Security Number Card, from your local Social Security Administration office or get this form online at www.socialsecurity.gov or by calling 1-800-772-1213. Obtain Form W-7 to apply for an ITIN or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can obtain Forms W-7 and SS-4 from the IRS by accessing the IRS website at www.irs.gov, or by calling 1-800-829-3676. You can also apply for an EIN online by accessing www.irs.gov/businesses and clicking on Employer ID Numbers under Businesses Topics. If you do not have a TIN, check the box for “TIN Applied For” in Part 1 of Substitute Form W-9, sign and date the form (including the “Certificate of Awaiting Taxpayer Identification Number”), and give it to the requester. For interest and dividend payments and certain payments made with respect to readily tradable instruments, you will generally have 60 days to obtain a TIN and give it to the requester before you are subject to backup withholding. Other payments are subject to backup withholding without regard to the 60-day rule, until you provide your TIN.

Note:  Checking the box for “TIN Applied For” in Part 1 of Substitute Form W-9 means that you have already applied for a TIN or that you intend to apply for one soon.

Exemptions from Backup Withholding

Payees Exempt from Backup Withholding

Generally, individuals (including sole proprietors and LLCs disregarded as entities separate from their owners) are NOT exempt from backup withholding. The table below on the last page will help determine the number to give the requester.

For interest and dividends, the following payees are generally exempt from backup withholding:

(1) An organization exempt from tax under section 501(a) of the Internal Revenue Code of 1986, as amended (the “Code”), an individual retirement account (IRA), or a custodial account under section 403(b)(7) of the Code if the account satisfies the requirements of section 401(f)(2) of the Code.

(2) The United States or any of its agencies or instrumentalities.

(3) A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

(4) A foreign government or any of its political subdivisions, agencies or instrumentalities.

(5) An international organization or any of its agencies or instrumentalities.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9 — (Continued)

(6) A corporation.

(7) A foreign bank of central issue.

(8) A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.

(9) A real estate investment trust.

(10) An entity registered at all times during the tax year under the Investment Company Act of 1940.

(11) A common trust fund operated by a bank under section 584(a) of the Code.

(12) A financial institution (as defined for purposes of section 3406 of the Code).

(13) A middleman known in the investment community as a nominee or a custodian or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc. Nominee List.

(14) A trust exempt from tax under section 664 of the Code or described in section 4947 of the Code.

For broker transactions, persons listed in items 1-12, above, as well the persons listed in items 15-16, below, are exempt from backup withholding:

(15) Futures commission merchant registered with the Commodity Futures Trading Commission.

(16) A person registered under the Investment Advisers Act of 1940 who regularly acts as a broker.

Payments Exempt from Backup Withholding

Dividends and patronage dividends that are generally exempt from backup withholding include:

•	Payments to nonresident aliens subject to withholding under section 1441 of the Code.

•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

•	Payments of patronage dividends not paid in money.

•	Payments made by certain foreign organizations.

•	Payments made by an ESOP pursuant to section 404(k) of the Code.

Interest payments that are generally exempt from backup withholding include:

•	Payments of interest on obligations issued by individuals. Note, however, that such a payment may be subject to backup withholding if the amount of interest paid to you during a taxable year in the course of the payer’s trade or business is $600 or more and you have not provided your correct TIN.

•	Payments of tax-exempt interest (including exempt-interest dividends under section 852 of the Code).

•	Payments described in section 6049(b)(5) of the Code to nonresident aliens.

•	Payments on tax-free covenant bonds under section 1451 of the Code.

•	Payments made by certain foreign organizations.

Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N of the Code, and the Treasury regulations thereunder.

If you are exempt from backup withholding, you should still complete and file Substitute Form W-9 to avoid possible erroneous backup withholding. Enter your correct TIN and check the “Exempt” box in Part 1, and sign and date the form and return it to the requester.

If you are a nonresident alien or a foreign entity not subject to backup withholding, you should provide the appropriate completed Form W-8.

Privacy Act Notice. — Section 6109 of the Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends and certain other income paid to you. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold at the applicable rate on payments of taxable interest, dividends and certain other items to a payee who does not furnish a TIN to a payer. Certain penalties may also apply.

Penalties

(1) Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your correct TIN, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding. — If you make a false statement with no reasonable basis which results in no backup withholding, you are subject to a $500 penalty.

(3) Criminal Penalty for Falsifying Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX ADVISORS OR THE INTERNAL REVENUE SERVICE.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9 — (Continued)

For this type of account:		Give Name and TIN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minor)	The minor(2)
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
	b. The so-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or single-member LLC	The owner(3)
6.	A valid trust, estate or pension trust	Legal entity(4)

For this type of account:		Give Name and TIN of:
7.	Corporation or LLC electing corporate status on Form 8832	The corporation
8.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization
9.	Partnership or multi-member LLC	The partnership
10.	A broker or registered nominee	The broker or nominee
11.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a SSN, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s SSN.
(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your SSN or EIN if you have one.
(4)	List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:  If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.